Exhibit 10.30


                        LANDAMERICA FINANCIAL GROUP, INC.
                            1991 STOCK INCENTIVE PLAN

            (asamended May 16, 1995, May 21, 1996, November 1, 1996,
               June 16, 1998, May 18, 1999 and February 23, 2000)

                                    Article I

                                   DEFINITIONS

         1.01 Affiliate means any "subsidiary" or "parent corporation" (within the meaning of Section 424 of the Code) of the Company.

         1.02 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Grant or an Award issued to such Participant.

         1.03 Award means an award of Common Stock, Restricted Stock and/or Phantom Stock.

         1.04     Board means the Board of Directors of the Company.

         1.05     Change of Control means:

                  (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (a) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (a) any acquisition directly from the Company; (b) any acquisition by the Company; (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (d) any acquisition by any corporation pursuant to a transaction which complies with clauses (a), (b) and (c) of subsection (iii) of this Section 1.05; or

                  (ii) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (b) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                  (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                  Notwithstanding the foregoing, for purposes of subsection (i) of this Section 1.05, a Change of Control shall not be deemed to have taken place if, as a result of an acquisition by the Company which reduces the Outstanding Company Common Stock or the Outstanding Company Voting Securities, the beneficial ownership of a Person increases to 20% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities; provided, however, that if a Person shall become the beneficial owner of 20% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities by reason of share purchases by the Company and, after such share purchases by the Company, such Person becomes the beneficial owner of any additional shares of the Outstanding Company Common Stock or the Outstanding Company Voting Stock, for purposes of subsection (i) of this Section 1.05, a Change of Control shall be deemed to have taken place.

         1.06 Change of Control Date is the date on which an event described in (i) through (iv) of Section 1.05 occurs.

         1.07 Code means the Internal Revenue Code of 1986, and any amendments thereto.



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

         1.08 Commission means the Securities and Exchange Commission or any successor agency.

         1.09     Committee means the Compensation Committee of the Board.

         1.10     Common Stock means the Common Stock of the Company.

         1.11     Company means LandAmerica Financial Group, Inc.

         1.12 Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

         1.13 Fair Market Value means, on any given date, the closing price of a share of Common Stock as reported on the New York Stock Exchange composite tape on such day or, if the Common Stock was not traded on the New York Stock Exchange on such day, then on the next preceding day that the Common Stock was traded on such exchange, all as reported by such source as the Committee may select.

         1.14     Grant means the grant of an Option and/or an SAR.

         1.15 Incentive Stock Option means an Option that is intended to qualify as an "incentive stock option" under Section 422 of the Code.

         1.16 Initial Value means, with respect to an SAR, the Fair Market Value of one share of Common Stock on the date of grant, as set forth in the Agreement.

         1.17 Non-Qualified Stock Option means an option other than an Incentive Stock Option.

         1.18 Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

         1.19 Option Price means the price per share for Common Stock purchased on the exercise of an Option as provided in Article VI.

         1.20 Participant means an officer, director or key employee of the Company or of a Subsidiary who satisfies the requirements of Article IV and is selected by the Committee to receive a Grant or an Award.

         1.21 Phantom Stock means a bookkeeping entry on behalf of a Participant by which his account is credited (but not funded) as though Common Stock had been transferred to such account.

         1.22 Plan means the LandAmerica Financial Group, Inc. 1991 Stock Incentive Plan, as amended.



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

         1.23 Restricted Stock means shares of Common Stock awarded to a Participant under Article IX. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms of the applicable Agreement, they become transferable and free of substantial risks of forfeiture.

         1.24 Rule 16b-3 means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

         1.25 SAR means a stock appreciation right granted pursuant to this Plan that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the lesser of (a) the excess of the Fair Market Value at the time of exercise over the Initial Value of the SAR or (b) the Initial Value of the SAR; provided, that any limited stock appreciation right granted by the Committee and exercisable upon a Change of Control shall entitle the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the higher of (x) the highest sales price of a share of Common Stock as reported on the New York Stock Exchange composite tape during the 60-day period prior to and including the Change of Control Date, or (y) the highest price per share paid in a Change of Control transaction, except that in the case of SARs related to Incentive Stock Options, such price shall be based only on the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is exercised.

         1.26 Securities Broker means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 8.05 hereof.

         1.27 Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations in the chain (other than the last corporation) owns stock possessing at least 50 percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   Article II

                                    PURPOSES

         The Plan is intended to assist the Company in recruiting and retaining officers, directors and key employees with ability and initiative by enabling such persons who contribute significantly to the Company or an Affiliate to participate in its future success and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the award of Common Stock, Restricted Stock, and Phantom Stock, and the issuance of Options qualifying as Incentive Stock Options or Non-Qualified Stock Options as designated by the Committee at time of grant, and SARs. No Option that is intended to be an Incentive Stock Option however, shall be invalid for failure to qualify as an Incentive Stock Option under Section 422 of the Code but shall be treated as a Non-Qualified Stock Option.



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

                                   Article III

                                 ADMINISTRATION

         The Plan shall be administered by the Committee, which shall be composed of two or more directors of the Company. The Committee shall have authority to issue Grants and Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. The terms of such Grants and Awards may include conditions (in addition to those contained in this Plan) on (i) the exercisability of all or part of an Option or SAR and (ii) the transferability or forfeitability of Restricted Stock or Phantom Stock. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. To fulfill the purposes of the Plan without amending the Plan, the Committee may also modify any Grants or Awards issued to Participants who are nonresident aliens or employed outside of the United States to recognize differences in local law, tax policy or custom.

         The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. All expenses of administering this Plan shall be borne by the Company.

                                   Article IV

                                   ELIGIBILITY

         4.01 General. Any officer, director or employee of the Company or of any Subsidiary (including any corporation that becomes a Subsidiary after the adoption of this Plan) who, in the judgment of the Committee, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a Subsidiary may receive one or more Awards or Grants, or any combination or type thereof. Employee and non-employee directors of the Company are eligible to participate in this Plan.

         4.02 Grants and Awards. The Committee will designate individuals to whom Grants and/or Awards are to be issued and will specify the number of shares of Common Stock subject to each such Grant or Award. An Option may be granted alone or in addition to other Grants and/or Awards under the Plan. The Committee shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Options (in each case with or without a related SAR); provided, however, that Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). An SAR may be granted with or without a related Option. All Grants or Awards issued under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Committee may determine. No Participant may be granted Options that are Incentive Stock Options, or related SARs (under all Incentive Stock Option Plans of the Company and Affiliates) which are first exercisable in any



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

calendar year for stock having an aggregate Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. No Participant may receive Grants or Awards under the Plan with respect to more than 200,000 shares of Common Stock during any one year period, which for purposes of this Plan shall mean the calendar year.

         4.03 Designation of Option as an Incentive Stock Option or Non-Qualified Stock Option. The Committee will designate at the time an Option is granted whether the Option is to be treated as an Incentive Stock Option or a Non-Qualified Stock Option. In the absence, however, of any such designation, such Option shall be treated as an Incentive Stock Option.

         4.04 Qualification of Incentive Stock Option under Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

                                    Article V

                              STOCK SUBJECT TO PLAN

         5.01 Maximum Number of Shares to be Awarded. Upon the exercise of any Option (or tandem SAR), the award of Common Stock or Restricted Stock, or the payment of an Award of Phantom Stock, the Company may deliver to the Participant authorized but previously unissued shares of Common Stock or previously issued shares of Common Stock reacquired by the Company. The maximum aggregate number of shares of Common Stock available under the Plan for Grants and Awards made prior to January 1, 1996, shall be 615,000. Commencing January 1, 1996, the maximum number of shares of Common Stock available under the Plan for Grants and Awards made in each calendar year shall be one and one-half percent (1.5%) of the shares of Common Stock outstanding as of the first business day of each calendar year. The shares of Common Stock available for Grants and Awards under the Plan in 1996 and in each year thereafter shall be increased by the number of shares of Common Stock available for Grants and Awards under the Plan in previous years but not covered by Grants and Awards under the Plan in prior years, plus any shares of Common Stock as to which Grants and Awards under the Plan have terminated or been forfeited. In no event shall more than 500,000 shares of Common Stock be cumulatively available for Grants of Incentive Stock Options under the Plan. Subject to the foregoing limitations, the maximum number of shares of Common Stock available for Grants and Awards under the Plan is subject to adjustment as provided in Article XI. If an Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Option, SAR, Common Stock, Restricted Stock or Phantom Stock Grants or Awards to be made under this Plan. Any shares of Restricted Stock that are forfeited may be reallocated to other Grants or Awards to be made under this Plan.

         5.02     Independent   SARs.  Upon  the  exercise  of  an  SAR  granted
independently of an Option, the Company may deliver to the Participant authorized but previously unissued Common

Stock, cash, or a combination thereof as provided in Section 8.03. The maximum aggregate number of shares of Common Stock that may be issued pursuant to SARs that are granted independently of Options is subject to the provisions of
Section 5.01 hereof.

                                   Article VI

                                  OPTION PRICE

         The price per share for Common Stock purchased on the exercise of an Option shall be fixed by the Committee, but shall not be less than the Fair Market Value on the date of grant.

                                   Article VII

                               EXERCISE OF OPTIONS

         7.01 Maximum Option or SAR Period. The period in which an Option or SAR may be exercised shall be determined by the Committee on the date of grant; provided, however that an Incentive Stock Option or related SAR shall not be exercisable after the expiration of 10 years from the date the Incentive Stock Option was granted.

         7.02 Transferability of Options and SARs. Non-Qualified Stock Options and SARs may be transferable by a Participant and exercisable by a person other than a Participant, but only to the extent specifically provided in an Option or SAR Agreement. Incentive Stock Options, by their terms, shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant. No right or interest of a Participant in any Option or SAR shall be liable for, or subject to, any lien, obligation or liability of such Participant.

         7.03 Employee Status. For purposes of determining the applicability of Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Grant provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

                                  Article VIII

                               METHOD OF EXERCISE

         8.01 Exercise. Subject to the provisions of Articles VII and XII, an Option or SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that an SAR that is related to an Option may be exercised only to the extent that the related Option is exercisable and when the Fair Market Value exceeds the Option Price of the related Option. An Option or SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option or SAR could be exercised. Such partial



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

exercise of an Option or SAR shall not affect the right to exercise the Option or SAR from time to time in accordance with this Plan with respect to remaining shares subject to the Option or related SAR. The exercise of an Option shall result in the termination of the SAR to the extent of the number of shares with respect to which the Option is exercised.

         8.02 Payment. Unless otherwise provided by the Agreement, payment of the Option Price shall be made in cash. If the Agreement provides, payment of all or part of the Option Price (and any applicable withholding taxes) may be made by the Participant surrendering shares of Common Stock to the Company or by the Company withholding shares of Common Stock from the Participant upon exercise, provided the shares surrendered or withheld have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof and any such withholding taxes. In addition, the Committee may establish such payment or other terms as it may deem to be appropriate and consistent with these purposes.

         8.03 Determination of Payment of Cash and/or Common Stock Upon Exercise of SAR. At the Committee's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional shares shall be delivered upon the exercise of an SAR but a cash payment will be made in lieu thereof.

         8.04 Shareholder Rights. No participant shall have any rights as a shareholder with respect to shares subject to his Option or SAR until the date he exercises such Option or SAR.

         8.05 Cashless Exercise. To the extent permitted under the applicable laws and regulations, at the request of the Participant and with the consent of the Committee, the Company agrees to cooperate in a "cashless exercise" of the Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith. The Committee may permit a Participant to elect to pay any applicable withholding taxes by requesting that the Company withhold the number of shares of Common Stock equivalent at current market value to the withholding taxes due.

         8.06 Cashing Out of Option. The Committee may elect to cash out all or part of the portion of any Option to be exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is the subject of the portion of the Option to be exercised over the option price times the number of shares of Common Stock subject to the portion of the Option to be exercised on the effective date of such cash out.



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

                                   Article IX

                        COMMON STOCK AND RESTRICTED STOCK

         9.01 Award. In accordance with the provisions of Article IV, the Committee will designate persons to whom an award of Common Stock and/or Restricted Stock is to be made and will specify the number of shares of Common Stock covered by such award or awards.

         9.02 Vesting. In the case of Restricted Stock, on the date of the award, the Committee may prescribe that the Participant's rights in the Restricted Stock shall be forfeitable or otherwise restricted for a period of time set forth in the Agreement and/or until certain financial performance objectives are satisfied as determined by the Committee in its sole discretion. Subject to the provisions of Article XII hereof, the Committee may award Common Stock to a Participant which is not forfeitable and is free of any restrictions on transferability.

         9.03 Shareholder Rights. Prior to their forfeiture in accordance with the terms of the Agreement and while the shares are Restricted Stock, a Participant will have all rights of a shareholder with respect to Restricted Stock, including the right to receive dividends, warrants and rights and vote the shares; provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of Restricted Stock, (ii) the Company shall retain custody of the certificates evidencing shares of Restricted Stock, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each award of Restricted Stock.

                                    Article X

                                  PHANTOM STOCK

         10.01 Award. Pursuant to this Plan or an Agreement establishing additional terms and conditions, the Committee may designate employees to whom Awards of Phantom Stock may be made and will specify the number of shares of Common Stock covered by the Award.

         10.02 Vesting. The Committee may prescribe such terms and conditions under which a Participant's right to receive payment for Phantom Stock shall become vested.

         10.03 Shareholder Rights. A Participant for whom Phantom Stock has been credited generally shall have none of the rights of a shareholder with respect to such Phantom Stock. However, a plan or Agreement for the use of Phantom Stock may provide for the crediting of a Participant's Phantom Stock account with cash or stock dividends declared with respect to Common Stock represented by such Phantom Stock.

         10.04 Payment. At the Committee's discretion, the amount payable to a Participant for Phantom Stock credited to his account shall be made in cash, Common Stock or a combination of both.



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

         10.05    Nontransferability. Unless otherwise provided by the Committee
in  an   Agreement,   any  Phantom  Stock  awarded  under  this  Plan  shall  be nontransferable except by will or the laws of descent and distribution.

                                   Article XI

                     ADJUSTMENT UPON CHANGE IN COMMON STOCK

         Should the Company effect one or more (x) stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization; (y) spin-offs, spin-outs, split-ups, split-offs, or other such distribution of assets to shareholders; or (z) direct or indirect assumptions and/or conversions of outstanding Options due to an acquisition of the Company, then the maximum number of shares as to which Grants and Awards may be issued under this Plan shall be proportionately adjusted and their terms shall be adjusted as the Committee shall determine to be equitably required. Any determination made under this Article XI by the Committee shall be final and conclusive.

         The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to any Grant or Award.

                                   Article XII

              COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

         No Grant shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable Federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company's shares may be listed or NASDAQ. The Company may rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which a Grant is exercised or an Award is issued may bear such legends and statements as the Committee may deem advisable to assure compliance with Federal and state laws and regulations. No Grant shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

                                  Article XIII

                               GENERAL PROVISIONS

         13.01 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any



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

employee any right to continue in the employ of the Company or a Subsidiary or in any way affect any right and power of the Company or a Subsidiary to terminate the employment of any employee at any time with or without assigning a reason therefor.

         13.02 Unfunded Plan. The Plan, insofar as it provides for a Grant or an award of Phantom Stock, is not required to be funded, and the Company shall not be required to segregate any assets that may at any time be represented by a Grant or an Award of Phantom Stock under this Plan.

         13.03 Change of Control. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control:

         (a) Any outstanding Option, SAR (including any limited SAR) or Phantom Stock which is not presently exercisable and vested as of a Change of Control Date shall become fully exercisable and vested to the full extent of the original grant upon such Change of Control Date.

         (b) The restrictions applicable to any outstanding Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested, nonforfeitable and transferable to the full extent of the original grant. The Committee may also provide in an Agreement that a Participant may elect, by written notice to the Company within 60 days after a Change of Control Date, to receive, in exchange for shares that were Restricted Stock immediately before the Change of Control Date, a cash payment equal to the Fair Market Value of the shares surrendered on the last business day the Common Stock is traded on the New York Stock Exchange prior to receipt by the Company of such written notice.

         13.04 Rules of Construction. Headings are given to the articles and sections of this Plan for ease of reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

         13.05 Amendment. The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Options and Common Stock and Restricted Stock awards, (ii) materially increases the benefits to Participants under the Plan, or (iii) materially changes the requirements as to eligibility for participation in the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Grant or Award outstanding at the time such amendment is made except such an amendment made to cause the Plan or a Grant or Award to qualify for the Rule 16b-3 exemption.

         13.06 Duration of Plan. No Grant or Award may be issued under this Plan before November 1, 1991, or after October 31, 2000. Grants and Awards issued on or after November 1, 1991, but on or before October 31, 2000, shall remain valid in accordance with their terms.

         13.07 Effective Date. This Plan was initially approved by the Board of Directors and shareholders of the Company effective as of October 1, 1991. Amendments to the Plan were approved by the Board of Directors and shareholders of the Company effective as of May 16,



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

1995, by the Board of Directors of the Company effective as of May 21, 1996, by the Executive Committee on behalf of the Board effective as of November 1, 1996, by the Board of Directors of the Company effective as of June 16, 1998, by the Board of Directors and shareholders of the Company effective as of May 18, 1999 and by the Board of Directors of the Company effective as of February 23, 2000.












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